                              EMPLOYMENT AGREEMENT
                              --------------------


         This Employment Agreement (the "Agreement") is made and entered into effective as of July 1, 1996 (the "Effective Date"), by and between Roger D. Emerick (the "Executive") and Lam Research Corporation (the "Company").

                                R E C I T A L S
                                ---------------

         A. The Executive is currently employed by the Company as its Chief Executive Officer. In addition, the Executive serves as Chairman of the Company's Board of Directors.

         B. The Company and the Executive desire to enter into this Agreement with respect to the Executive's continued provision of services to the Company.

         C. Certain capitalized terms used in the Agreement are defined in Section 8 below.

         In consideration of the mutual covenants herein contained, and in consideration of the continuing employment of Executive by the Company, the parties agree as follows:

         1.   Duties and Scope of Employment.
              ------------------------------

              (a) Position.  During the Employment Period (as defined in Section
                  --------
2(a) below), the Executive shall continue to serve as the Chief Executive Officer of the Company. In addition, during the Employment Period and the Consulting Period (as defined in Section 6(a) below), the Company shall use its best efforts to elect the Executive as a director of the Company and as the
Chairman of the Board of the Directors.   The duties and responsibilities of the
Executive shall include the duties and responsibilities for the Executive's corporate offices and positions as set forth in the Company's Bylaws from time to time in effect and such other duties and responsibilities as the Board of Directors of the Company (the "Board") may from time to time reasonably assign to the Executive, in all cases to be consistent with the Executive's corporate offices and positions. The parties agree and understand that during the Employment Period, the Executive and the Company will begin a search to identify and hire a successor to the Executive as the Chief Executive Officer of the Company.

              (b) Obligations. During the Employment Period, the Executive shall
                  -----------
devote his full business efforts and time to the Company. The foregoing, however, shall not preclude the Executive from engaging in such activities and services as do not interfere or conflict with his responsibilities to the Company.

         2.   Employment Period.
              -----------------

              (a) Basic Rule. The Employment Period (the "Employment Period")
                  ----------
shall begin upon the Effective Date and shall continue thereafter until June 30, 1998, unless sooner terminated in accordance with paragraphs (b)-(d) below. After the initial Employment Period, or any extension term, the Employment Period shall be automatically extended (but not beyond June 30, 2002) unless terminated by either party with at least 180 days' advance written notice prior to the end of then-current term.

              (b) Early Termination.
                  -----------------

                  (i)   By the Company. The Company may terminate the
                        --------------
Executive's employment for Cause (as defined in Section 8(a) below), by giving the Executive 30 days' advance notice in writing. The Company may terminate the Executive's employment with the Company other than for Cause by giving the Executive 180 days' advance notice in writing. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this Section 2(b).

                  (ii)  By the Executive. The Executive may terminate his
                        ----------------
employment with the Company at any time by giving the Company 180 days' advance written notice. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this
Section 2(b).

                  (iii) Hiring of a Successor.  The Executive's employment
                        ---------------------
with the Company shall terminate in the event the Company hires a successor to the Executive as Chief Executive Officer of the Company, although the Company does not intend to hire a successor before July 1, 1997. In such event, the Executive's employment shall terminate as of the date such successor commences employment as Chief Executive Officer of the Company or as of such other mutually agreeable date. The Executive's termination of employment in such event shall not be considered an Involuntary Termination for purposes of Section 5 but shall instead convert the Executive's status to consultant as contemplated by Section 6.

              (c) Death. The Executive's employment shall terminate in the event
                  -----
of his death. The Company shall pay to the Executive' estate any earned but unpaid salary, vacation pay and pro-rated bonus(es) accrued to the date of his death.

              (d) Disability. The Company may terminate the Executive's
                  ----------
employment for Disability (as defined in Section 8(c) below) by giving the Executive 90 days' advance notice in writing. In the event the Executive resumes the performance of substantially all of his duties hereunder before the termination of his employment under this Section 2(d) becomes effective, the notice of termination shall automatically be deemed to have been revoked.

         3.   Compensation and Benefits.
              -------------------------

          (a) Base Compensation.  During the Employment Period, the Company
              -----------------
shall pay the Executive as compensation for services a base salary at the annualized rate of $621,872. Such salary shall be reviewed at least annually and may be increased from time to time. Such salary shall be paid periodically in accordance with normal Company payroll. The annual compensation specified in this Section 3(a), as adjusted from time to time, is referred to in this Agreement as "Base Compensation."

          (b) Bonus.  In addition to Base Compensation, during the Employment
              -----
Period the Executive shall participate in an executive incentive bonus program under which the Executive shall be entitled to earn annual incentive bonus compensation in addition to the Executive's Base Compensation based upon the satisfaction of certain performance goals. These performance objectives will be mutually determined and reviewed annually by the Board in consultation with the Executive. To the extent the

Executive terminates his employment voluntarily or as a result of his death or Disability, the Executive shall be entitled to his pro rata shares of the target bonus for the year in which such termination occurs. To the extent the Executive's employment terminates as a result of Involuntary Termination other than for Cause, the Executive shall be entitled to the target bonus. Any bonus to which the Executive becomes entitled shall be paid to the Executive in a lump sum within thirty (30) days of the last day of the applicable bonus period, provided that any bonus payable as a result of the Executive's termination of employment shall be paid within ten (10) days of such termination. Beginning with the Company's current fiscal year and for each fiscal year thereafter during the Employment Period, the Executive shall be eligible to participate in any bonus plan or arrangement maintained by the Company of general applicability to other key executives of the Company.

              (c) Benefits.  During the Employment Period and, to the extent
                  --------
permitted under the applicable benefit plan or program, during the Consulting Period, the Executive shall be eligible to participate in the benefit plans and compensation programs maintained by the Company of general applicability to other key executives of the Company, including (without limitation) retirement plans, savings or profit-sharing plans, deferred compensation plans, supplemental retirement or excess-benefit plans, stock option, restricted stock programs, incentive or other bonus plans, life, disability, health, accident and other insurance programs, paid vacations, and similar plans or programs, subject in each case to the generally applicable terms and conditions of the plan or program in question and to the determination of the Board or any committee administering such plan or program. The Executive will continue to participate in and receive benefits under the Deferred Compensation Agreement between the Company and the Executive in accordance with the terms of such Agreement.

              (d) Section 162(m).  In the event that the Company reasonably
                  --------------
determines that any compensation payable to the Executive under this Agreement would not be fully deductible as a result of Section 162(m) of the Internal Revenue Code (or any successor provision), then the Company may, in its sole discretion, elect to defer payment of such compensation pursuant to the terms of the deferred compensation agreement with the Executive.
(d)
         4.   Benefits Upon a Change in Control.  In the event of a Change
              ---------------------------------
in Control (as defined in Section 8(b) below) that occurs during the Employment Period or the Consulting Period, the unvested portion of any stock option or restricted stock held by the Executive shall automatically be accelerated in full so as to become completely vested.

         5.   Severance Benefits.
              ------------------

              (a) Severance Benefits.  If the Executive's employment with the
                  ------------------
Company terminates prior to the end of the Employment Period and the Executive is not retained as a consultant pursuant to Section 6 below, then the Executive shall be entitled to receive severance benefits as follows:

                  (i) Involuntary Termination. If the Executive's employment
                      -----------------------
terminates as a result of Involuntary Termination other than for Cause, then the Company shall pay the Executive within ten (10) business days after the Termination Date a lump sum amount equal to the sum of (i) the Executive's Base Compensation at the time of such termination calculated from the Termination Date through June 30,

1998 (in the event the termination occurs before that date), plus (ii) an amount equal to the Consulting Fee (as defined in Section 6(a) below) for the period beginning on the Termination Date and ending June 30, 2002, subject to a maximum of forty-eight (48) months. In addition, the Executive shall be entitled to a payment of the target bonus amount (within the meaning of Section 3(b)) for the then current bonus period(s). Such payment shall be paid in a lump sum within ten (10) business days after the Termination Date. The Executive shall also receive such other benefits as may be payable to the Executive under the Company's then-existing benefit plans in accordance with the terms of such plans. In addition, the Company shall continue to satisfy its obligations to the Executive under the terms of the Deferred Compensation Agreement between the Company and the Executive in accordance with the terms of such Agreement.

                  (ii)  Voluntary Resignation; Disability; Death; Termination
                        -----------------------------------------------------
for Cause. If the Executive's employment terminates by reason of the Executive's
---------
(i) voluntary resignation (and is not an Involuntary Termination), (ii) Disability, (iii) death, or (iv) if the Executive is terminated for Cause, then the Executive shall not be entitled to receive severance or other benefits except for those (if any) as may then be established (and applicable) under the Company's then-existing severance and benefits plans and policies at the time of such termination.

              (b) Benefits; Miscellaneous. In the event the Executive is
                  -----------------------
entitled to severance benefits pursuant to subsection 5(a)(i), then in addition to such severance benefits, the Company shall continue to provide the Executive, until June 30, 2002, welfare benefits or such comparable alternative welfare benefits as the Company may, in its discretion, determine to be sufficient to satisfy its obligations to the Executive under this Agreement (including, without limitation, medical, prescription, dental, disability, individual life, group life, accidental death and travel accident plans and programs) which are at least as favorable as the most favorable plans of the Company applicable to other peer executives and their families as of the Termination Date. Notwithstanding the foregoing, if the Executive is covered under any medical, life, or disability insurance plan(s) provided by a subsequent employer, then the amount of coverage required to be provided by the Company hereunder shall be reduced by the amount of coverage provided by the subsequent employer's medical, life or disability insurance plan(s). The Executive's rights under this Section 5(b) shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including without limitation, continuation coverage required by
Section 4980B of the Internal Revenue Code.

         In addition, (i) the Company shall pay the Executive any unpaid base salary due for periods prior to the Termination Date; (ii) the Company shall pay the Executive all of the Executive's accrued and unused vacation through the Termination Date; and (iii) following submission of proper expense reports by the Executive, the Company shall reimburse the Executive for all expenses reasonably and necessarily incurred by the Executive in connection with the business of the Company prior to termination. These payments shall be made promptly upon termination and within the period of time mandated by law.

              (c) Option and Restricted Stock Accelerated Vesting. In the event
                  -----------------------------------------------
the Executive is entitled to severance benefits pursuant to subsection 5(a)(i), the unvested portion of any Company stock option or restricted stock held by the Executive shall automatically be accelerated in full so as to become completely vested.

         6.   Consulting.
              ----------

              (a) Consulting Period.  Beginning with the earlier of (i) the
                  -----------------
expiration of the Employment Period (pursuant to paragraph 2(a) above), or (ii) the date as of which a successor to the Executive as Chief Executive Officer of the Company commences employment as Chief Executive Officer of the Company, and ending on June 30, 2002, unless sooner terminated in accordance with Sections
(b) or (c) below (the "Consulting Period"), the Executive shall serve as a consultant to the Company. During the Consulting Period, the Executive shall perform such advisory and consulting services as may be reasonably requested of the Executive by the Board of Directors of the Company. Such services shall be subject to the request and direction of the Company involving (on average) two days per week. As consideration for the Executive's services during the Consulting Period, the Company shall pay the Executive a monthly consulting fee (the "Consulting Fee") of $33,333. In addition, the Company shall reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive in performance of his consulting services on behalf of the Company, upon presentation of expense statements or other supporting information in accordance with the Company's expense reimbursement policy.

              (b) Disability/Death. The Consulting Period shall terminate in the
                  ----------------
event of the Executive's death or Disability, without further obligation by the Company.

              (c) Other Termination.  The Company may, prior to the end of the
                  -----------------
Consulting Period, terminate the Executive's consultancy. In such event, the Company shall pay the Executive within ten (10) business days after the Termination Date a lump sum amount equal to the Consulting Fee for the remainder of the original Consulting Period, provided that the Executive, as of such Termination Date, is not in violation of his obligations under Section 11 below.

              (d) Options; Restricted Stock.  During the Consulting Period, the
                  -------------------------
Executive shall continue to vest in any Company stock option or restricted stock held by the Executive. In the event the Consulting Period terminates pursuant to Section 6(c) above, the unvested portion of any stock option or restricted stock held by the Executive shall automatically be accelerated in full so as to become completely vested.

         7.   Limitation on Payments. Notwithstanding anything to the contrary
              ----------------------
contained herein, in the event it shall be determined that any payment by the Company to or for the benefit of the Executive, whether paid or payable but determined without regard to any additional payments required under this Section 7 (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any comparable federal, state, or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including, without limitation, any interest and penalties on such taxes and the Excise Tax) on the payment and on the Gross-Up Payment, the Executive shall retain an amount equal to the Payment minus all applicable taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any income and employment taxes (including, without limitation, penalties and interest) imposed on any Gross-Up Payment, as well as any loss of tax deduction caused by the Gross-Up Payment.

All determinations required to be made under this Section, including without limitation, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm that is the Company's outside auditor at the time of such determinations, which firm must be reasonably acceptable to the Executive (the "Accounting Firm"). All fees and expenses of the Accounting Firm shall be borne solely by the Company.

         8.   Definition of Terms.  The following terms referred to in this
              -------------------
Agreement shall have the following meanings:

              (a) Cause.  "Cause" shall mean (i) a willful act of personal
                  -----
dishonesty knowingly taken by the Executive in connection with his responsibilities as an employee and intended to result in his substantial personal enrichment, (ii) a willful and knowing act by the Executive which constitutes gross misconduct, or any refusal by the Executive to comply with a reasonable directive of the Board, (iii) a willful breach by the Executive of a material provision of this Agreement, or (iv) a material and willful violation of a federal or state law or regulation applicable to the business of the Company. No act, or failure to act, by the Executive shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interest. Termination for Cause shall not be deemed to have occurred unless, by the affirmative vote of all of the members of the Board (excluding the Executive, if applicable), at a meeting called and held for that purpose (after reasonable notice to the Executive and his counsel after allowing the Executive and his counsel to be heard before the Board, a resolution is adopted finding that in the good faith opinion of such Board members the Executive was guilty of conduct set forth in
(i), (ii), (iii), or (iv) and specifying the particulars thereof.

              (b) Change in Control.  "Change in Control" shall mean the
                  -----------------
occurrence of any of the following events:

                  (i) Any "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                  (ii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                  (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (other than to a subsidiary or subsidiaries).

              (c) Disability. "Disability" shall mean that the Executive has
                  ----------
been or will be unable to substantially perform his duties under this Agreement for a period of six or more months due to illness, accident or other physical or mental incapacity.

              (d) Involuntary Termination.  "Involuntary Termination" shall
                  -----------------------
mean:

                  (i) the continued assignment to the Executive of any duties or the continued significant change in the Executive's duties, either of which is substantially inconsistent with the Executive's duties immediately prior to such assignment or change for a period of 30 days after notice thereof from the Executive to the Board setting forth in reasonable detail the respects in which Executive believes such assignments or duties are significantly inconsistent with the Executive's prior duties;

                  (ii) a reduction in the Executive's Base Compensation, other than any such reduction which is part of, and generally consistent with, a general reduction of officer salaries;

                  (iii) a material reduction by the Company in the kind or level of employee benefits (other than salary and bonus) to which the Executive is entitled immediately prior to such reduction with the result that the Executive's overall benefits package (other than salary and bonus) is substantially reduced (other than any such reduction applicable to officers of the Company generally);

                  (iv) the relocation of the Executive's principal place for the rendering of the services to be provided by him hereunder to a location more than fifty (50) miles from the present location of the principal executive office of the Company;

                  (v) any purported termination of the Executive's employment by the Company other than for Cause;

                  (vi) the failure of the Company to obtain the assumption of this Agreement by any successors contemplated in Section 9 below; or

                  (vii) any material breach by the Company of any material provision of this Agreement which continues uncured for 30 days following notice thereof; provided that none of the foregoing shall constitute Involuntary Termination to the extent the Executive has agreed thereto.

              (e) Termination Date.  "Termination Date" shall mean (i) if the
                  ----------------
Executive's employment or consultancy is terminated by the Company for Disability, thirty (30) days after notice of termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such thirty
(30) day period), (ii) if the Executive's employment or consultancy is terminated by the Company for any other reason, the date on which a notice of termination is given, or (iii) if the Agreement is terminated by the Executive, the date on which the Executive delivers the notice of termination to the Company.

         9.   Successors.
              ----------

              (a) Company's Successors.  Any successor to the Company (whether
                  --------------------
direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which exe cutes and delivers the assumption agreement described in this subsection (a) or which becomes bound by the terms of this Agreement by operation of law.

              (b) Executive's Successors.  The terms of this Agreement and all
                  ----------------------
rights of the Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         10.  Notice.
              ------

              (a) General.  Notices and all other communications contemplated by
                  -------
this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Executive, mailed notices shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

              (b) Notice of Termination. Any termination by the Company for
                  ---------------------
Cause or by the Executive as a result of a voluntary resignation or an Involuntary Termination shall be communicated by a notice of termination to the other party hereto given in accordance with Section 10 of this Agreement. Such notice shall indicate the specific termination provision in this Agreement relied upon, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated, and shall specify the termination date (which shall be not more than 30 days after the giving of such notice). The failure by the Executive to include in the notice any fact or circumstance which contributes to a showing of Involuntary Termination shall not waive any right of the Executive hereunder or preclude the Executive from asserting such fact or circumstance in enforcing his rights hereunder.

         11.  Non-Compete; Non-Solicit.
              ------------------------

              (a) The parties hereto recognize that the Executive's services are special and unique and that his level of compensation and the provisions herein for compensation upon Involuntary Termination are partly in consideration of and conditioned upon the Executive's not competing with the Company, and that the covenant on his part not to compete or solicit as set forth in this
Section 11 during and after his employment is essential to protect the business and goodwill of the Company.

              (b) The Executive agrees that during the Employment Period and the Consulting Period, and for the period ending twenty-four (24) months following the date the Executive ceases to render services to the Company as an employee or consultant (the "Covenant Period"), the Executive will not either directly or indirectly, whether as a director, officer, consultant, employee or advisor or in any other capacity (i) render any planning, marketing or other services respecting the creation, design, manufacture or sale of semiconductor manufacturing equipment and/or software to any business, agency, partnership or entity ("Restricted Business") other than the Company, or (ii) make or hold any investment in any Restricted Business in the United States other than the Company, whether such investment be by way of loan, purchase of stock or otherwise, provided that there shall be excluded from the foregoing (i) the
           --------
ownership of not more than 2% of the listed or traded stock of any publicly-held corporation and (ii) the Executive's current (as of the Effective Date) directorships or trade directorships. For purposes of this Section 11, the term "Company" shall mean and include the Company, any subsidiary or affiliate of the Company, any successor to the business of the Company (by merger, consolidation, sale of assets or stock or otherwise) and any other corporation or entity of which the Executive may serve as a director, officer or employee at the request of the Company or any successor of the Company.

              (c) During the Covenant Period, the Executive will not, directly or indirectly, induce or attempt to influence any employee of the Company to leave its employ and the Executive will not, directly or indirectly, involve himself in decisions to hire any employee who has left the Company's employ within the three-month period preceding the Executive's cessation of employment or the three-month period following his cessation of employment. This provision shall not apply to individuals who were employed by Executive's present employer during the three-month period ending on the date of this Agreement and, in addition, shall not be construed to affect any responsibility the Executive has with respect to the bona fide hiring and firing of Company personnel.

              (d) The Executive agrees that the Company would suffer an irreparable injury if he were to breach the covenants contained in subparagraphs
(b) or (c) and that the Company would by reason of such breach or threatened breach be entitled to injunctive relief in a court of appropriate jurisdiction and the Executive hereby stipulates to the entering of such injunctive relief prohibiting him from engaging in such breach.

              (e) If any of the restrictions contained in this Paragraph 11 shall be deemed to be unenforceable by reason of the extent, duration or geographical scope or other provisions thereof, then the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision hereof and enforce this Paragraph 11 in its reduced form for all purposes in the manner contemplated hereby.

         12.  Arbitration.  At the option of either party, any and all
              -----------
disputes or controversies whether of law or fact and of any nature whatsoever arising from or respecting this Agreement shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

          The arbitrator shall be selected as follows: In the event the Company and the Executive agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and the Executive do not so agree, the Company and the Executive shall each select one independent, qualified arbitrator and the two arbitrators so selected shall select the third arbitrator. The Company reserves the right to object to any individual arbitrator who shall be employed by or affiliated with a competing organization.

          Arbitration shall take place in San Jose, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for the inspection only of the Company or the Executive and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy unless and until such information shall become generally known. The arbitrator, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary and/or a permanent injunction, and shall also be able to award damages, with or without an accounting and costs, provided that punitive damages shall not be awarded. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or those authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

         13.  Miscellaneous Provisions.
              ------------------------

              (a) No Duty to Mitigate.  The Executive shall not be required to
                  -------------------
mitigate the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that the Executive may receive from any other source.

              (b) Waiver. No provision of this Agreement shall be modified,
                  ------
waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by an authorized officer of the Company (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

              (c) Whole Agreement.  This Agreement and the documents expressly
                  ---------------
referred to herein represent the entire agreement of the parties with respect to the matters set forth herein. No agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly referred to herein have been made or entered into by either party with respect to the subject matter hereof.

              (d) Choice of Law.  The validity, interpretation, construction and
                  -------------
performance of this Agreement shall be governed by the laws of the State of California.

              (e) Severability. The invalidity or unenforceability of any
                  ------------
provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

              (f) No Assignment of Benefits. The rights of any person to
                  -------------------------
payments or benefits under this Agreement shall not be made subject to option or assignment, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any action in violation of this subsection (f) shall be void.

              (g) Employment Taxes. All payments made pursuant to this Agreement
                  ----------------
will be subject to withholding of applicable income and employment taxes.

              (h) Assignment by Company. The Company may assign its rights under
                  ---------------------
this Agreement to an affiliate, and an affiliate may assign its rights under this Agreement to another affiliate of the Company or to the Company; provided, however, that no assignment shall be made if the net worth of the assignee is less than the net worth of the Company at the time of assignment. In the case of any such assignment, the term "Company" when used in a section of this Agreement shall mean the corporation that actually employs the Executive.

              (i) Counterparts.  This Agreement may be executed in counterparts,
                  ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

              IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


COMPANY                       LAM RESEARCH CORPORATION



                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------


EXECUTIVE                     -------------------------------------------
                              Roger D. Emerick

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